UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 1, 2005

Pennichuck Corporation

(Exact Name of Registrant as Specified in Its Charter)

New Hampshire

(State or Other Jurisdiction of Incorporation)

0-18552	02-0177370
(Commission File Number)	(IRS Employer Identification No.)

25 Manchester Street, Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5191

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 18, 2005 Pennichuck Corporation completed its recent common stock offering, when it sold an additional 119,000 shares of common stock to the underwriters of that offering to cover over-allotments. Including the 840,000 shares of common stock sold on July 1, 2005, Pennichuck sold a total of 959,000 shares of common stock in the offering at a price to the public of $19.50 per share.

A copy of Pennichuck’s July 18, 2005 press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is filed with this Report:

Exhibit No.	Description

99.1	Press Release – “Pennichuck Corporation Announces the Successful Completion of its Common Stock Offering” dated July 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION

Date: July 26, 2005	By:	/S/ DONALD L. CORRELL
Name: Donald L. Correll Title: President and Chief Executive Officer

LIST OF EXHIBITS

Exhibit No.	Description

99.1	Press Release – “Pennichuck Corporation Announces the Successful Completion of its Common Stock Offering” dated July 18, 2005